                                                              Exhibit 10.15(a)
                                                                CONFORMED COPY






                                    AMENDMENT NO. 1, WAIVER AND AGREEMENT
                           dated as of September 30, 1998 (this "Amendment"), to the Credit Agreement dated as of October 27, 1997 ("Credit Agreement"), among American Axle & Manufacturing of Michigan, Inc., a Michigan corporation ("AAMM"), American Axle & Manufacturing, Inc., a Delaware corporation (the "Borrower"), the lenders party thereto (the "Lenders"), The Chase Manhattan Bank, a New York banking corporation, as administrative agent (the "Administrative Agent"), and Chase Manhattan Bank Delaware, as fronting bank (the "Fronting Bank").

                  A. The work stoppage that occurred at General Motors Corporation during June, 1998, and July, 1998, negatively impacted the Borrower's financial condition and operating results as of and for the fiscal quarters ended June 30, 1998, and September 30, 1998 (the "GM Work Stoppage Impact").

                  B. The Borrower intends to, or intends to cause one of its subsidiaries (together with the Borrower, the "Acquiror") to, acquire (the "Acquisition") all the capital stock of a European axle manufacturer (the "Target") from the holder thereof (the "Seller") for consideration consisting of (a) approximately $42,000,000 (including up to $2,000,000 for closing adjustments) in cash to be paid to the Seller at the closing of the Acquisition, (b) up to $12,000,000 in cash that may be paid to the Seller after the closing of the Acquisition pursuant to an earn-out formula to be agreed upon by the parties to the Acquisition and (c) the retention by the Target at the closing of the Acquisition of up to (pound)23,000,000 (approximately $38,000,000) in the aggregate of indebtedness (the "Target Indebtedness") (the aggregate amount of the maximum cash consideration that may be payable pursuant to clauses (a) and (b) above and the Target Indebtedness being hereinafter collectively referred to as the "Purchase Price") and otherwise on terms reasonably satisfactory to the Administrative Agent.

                  C. Pursuant to the Credit Agreement, the Lenders and the Fronting Bank have extended credit to the Borrower, and have agreed to extend credit to the Borrower, in each case pursuant to the terms and subject to the conditions set forth therein.

                  D. The Borrower has requested that the Required Lenders (a) agree to amend certain provisions of the Credit Agreement to reflect the GM Work Stoppage Impact as set forth herein and (b) waive certain provisions of the Credit Agreement to permit the Acquisition as set forth herein.

                  E. The Required Lenders are willing to so amend the Credit Agreement and to grant such waivers, in each case pursuant to the terms and subject to the conditions set forth herein.

                  F. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

                  In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

                  SECTION 1. Amendment. (a) Section 1.01 of the Credit Agreement is hereby amended as follows:

                  (i) by inserting immediately after the words "on a consolidated basis in accordance with GAAP" in the definition of the term Net Leverage Ratio the words ", provided that, solely for purposes of determining whether the Net Leverage Ratio as of the end of any four fiscal-quarter period that includes the fiscal quarter ended September 30, 1998, is in compliance with Section 6.12, there shall be added to the amount determined pursuant to clause (b), in the case of any such four fiscal-quarter period ending on or before March 31, 1999, an additional $71,192,000, and, in the case of the four fiscal-quarter period ending on June 30, 1999, an additional $42,018,000."

                  (ii) by inserting immediately after the words "(excluding for purposes of computing Retained Cash Earnings, all transactions included in the Recapitalization)" in the definition of the term Retained Cash Earnings the words ", provided that, solely for purposes of determining whether Retained Cash Earnings as of the end of any fiscal quarter beginning on or after October 1, 1998, are in compliance with Section 6.13, there shall be added to the amount determined pursuant to the foregoing an additional $44,851,000."

                  (b) Schedule B of the Credit Agreement is hereby amended by inserting immediately after the words "such officers' certificate of any Event of Default or Default" the words ", except that, for the period from and including September 30, 1998, until such date as the financial statements to be delivered pursuant to Section 5.04 and such officer's certificate have been delivered for the fiscal quarter ended September 30, 1998, the Net Leverage Ratio shall be deemed, solely for purposes of this Schedule B, to be greater than 3.50 to 1.00."

                  SECTION 2. Waiver. (a) The Required Lenders hereby waive compliance with the requirement in Section 6.04(j) of the Credit Agreement that the amount of investments constituting Permitted Business Acquisitions not exceed the amount specified therein to the extent, but only to the extent, necessary to permit the Dollar equivalent of the amount of the Purchase Price to exceed (such excess Purchase Price, the "Excess Purchase Price") the aggregate amount of investments that AAMM, the Borrower and the Subsidiaries would otherwise be permitted to make, as of the closing of the Acquisition, under Sections 6.04(j) and 6.04(k) of the Credit Agreement, provided that, as of the closing of the Acquisition, no investments other than the Acquisition will have been made by AAMM, the Borrower or the Subsidiaries pursuant to Sections 6.04(j) and 6.04(k) of the Credit Agreement and provided further that the Dollar equivalent of the amount of the Excess Purchase Price shall be considered a use in that amount of the investments that AAMM, the Borrower and the Subsidiaries are permitted to make pursuant to Section 6.04(l) of the Credit Agreement.

                  (b) The Required Lenders hereby waive compliance with the requirement in Section 6.01(q) of the Credit Agreement that the amount of outstanding Indebtedness of foreign Subsidiaries that is not otherwise permitted under Section 6.01 of the Credit Agreement not exceed the amount specified in Section 6.01(q) of the Credit Agreement to the extent, but only to the extent, necessary to permit the Dollar equivalent of the amount of Target Indebtedness to exceed (such excess Target Indebtedness, the "Excess Target Indebtedness") the aggregate amount of Indebtedness that the Borrower and all Subsidiaries, with respect to Section 6.01(j) of the Credit Agreement, and foreign Subsidiaries, with respect to Section 6.01(q) of the Credit Agreement, would otherwise be permitted to Incur, create, assume or permit to exist, as of the closing of the Acquisition, under Sections 6.01(j) and 6.01(q) of the Credit Agreement, provided that, as of the closing of the Acquisition, no Indebtedness other than the Target Indebtedness will have been Incurred, created, assumed or permitted to exist by the Borrower or any Subsidiary pursuant to Sections 6.01(j) and 6.01(q) of the Credit Agreement and provided further that the Dollar equivalent of the amount of the Excess Target Indebtedness shall be considered a use in that amount of the Indebtedness that the Borrower and the domestic Subsidiaries are permitted to Incur, create, assume or permit to exist pursuant to Section 6.01(p) of the Credit Agreement.

                  SECTION 3. Representations and Warranties. The Borrower and AAMM each represents and warrants to the Administrative Agent and the Lenders that:

                  (a) This Amendment has been duly executed and delivered by it and constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (b) Before and after giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

                  (c) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

                  SECTION 4. Conditions to Effectiveness. This Amendment shall become effective as of the date first above written when (a) the representations and warranties set forth in Section 3 of this Amendment shall be true and correct and (b) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of AAMM, the Borrower and the Required Lenders.

                  SECTION 5. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Credit Agreement, and shall not alter, modify, amend or in any way affect the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle AAMM or the Borrower to a consent to, or a waiver, amendment, modification or other change of, any terms, conditions, obligations, covenants or agreements contained in the Credit Agreement in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

                  SECTION 6. Credit Agreement. Except as specifically amended or waived hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended and waived hereby. This Amendment shall constitute a Loan Document for all purposes under the Credit Agreement.

                  SECTION 7. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS
OF THE STATE OF NEW YORK.

                  SECTION 8. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

                  SECTION 9. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.


                                AMERICAN AXLE & MANUFACTURING
                                OF MICHIGAN, INC.,

                                by   /s/ Gary J. Witosky
                                     Name:  Gary J. Witoksy
                                     Title: VP-Finance & Chief Financial
                                            Officer


                                AMERICAN AXLE & MANUFACTURING,
                                INC.,

                                by   /s/ Gary J. Witosky
                                     Name:  Gary J. Witosky
                                     Title: VP-Finance & Chief Financial
                                            Officer

                                THE CHASE MANHATTAN BANK,

                                by   /s/ Rosemary Bradley
                                     Name:  Rosemary Bradley
                                     Title: Vice President

                                                             SIGNATURE PAGE TO
                                                              AMENDMENT NO. 1,
                                                          WAIVER AND AGREEMENT
                                                      dated September 30, 1998



To approve Amendment No. 1, Waiver and Agreement:

Name of Institution                 The Industrial Bank of Japan, Ltd.

                           by   /s/ Takuya Honjo
                                Name:  Takuya Honjo
                                Title: Senior Vice President

                                                             SIGNATURE PAGE TO
                                                              AMENDMENT NO. 1,
                                                          WAIVER AND AGREEMENT
                                                      dated September 30, 1998



To approve Amendment No. 1, Waiver and Agreement:

Name of Institution                 IBJ Schroder Bank & Trust Company

                           by /s/ Charles B. Fears
                              Name:  Charles B. Fears
                              Title:    Director

                                                             SIGNATURE PAGE TO
                                                              AMENDMENT NO. 1,
                                                          WAIVER AND AGREEMENT
                                                      dated September 30, 1998



To approve Amendment No. 1, Waiver and Agreement:

Name of Institution                 The Fuji Bank, Limited

                           by /s/ Tetsuo Kamatsu
                              Name:  Tetsuo Kamatsu
                              Title:    Joint General Manager

                                                             SIGNATURE PAGE TO
                                                              AMENDMENT NO. 1,
                                                          WAIVER AND AGREEMENT
                                                      dated September 30, 1998



To approve Amendment No. 1, Waiver and Agreement:

Name of Institution                 Captiva Finance Ltd.

                           by  /s/ David Egglishaw
                              Name:  David Egglishaw
                              Title:    Director

                                                             SIGNATURE PAGE TO
                                                              AMENDMENT NO. 1,
                                                          WAIVER AND AGREEMENT
                                                      dated September 30, 1998



To approve Amendment No. 1, Waiver and Agreement:

Name of Institution                 Aeries Finance Ltd.

                           by    /s/ Andrew Ian Wignall
                              Name:  Andrew Ian Wignall
                              Title:    Director

                                                             SIGNATURE PAGE TO
                                                              AMENDMENT NO. 1,
                                                          WAIVER AND AGREEMENT
                                                      dated September 30, 1998



To approve Amendment No. 1, Waiver and Agreement:

Name of Institution     Indosuez Capital Funding III Ltd.
                   by Indosuez Capital as Portfolio Advisor

                           by  /s/ Franciose Berthelot
                              Name:  Franciose Berthelot
                              Title:    Vice President

                                                             SIGNATURE PAGE TO
                                                              AMENDMENT NO. 1,
                                                          WAIVER AND AGREEMENT
                                                      dated September 30, 1998



To approve Amendment No. 1, Waiver and Agreement:

Name of Institution                 Toronto Dominion (Texas), Inc.

                           by  /s/ Jimmy Simien
                              Name:  Jimmy Simien
                              Title:    Vice President

                                                             SIGNATURE PAGE TO
                                                              AMENDMENT NO. 1,
                                                          WAIVER AND AGREEMENT
                                                      dated September 30, 1998



To approve Amendment No. 1, Waiver and Agreement:

Name of Institution                 BankBoston, N.A.
                           by  /s/ Jack M. Harcourt
                              Name:  Jack M. Harcourt
                              Title:    Authorized Officer

                                                             SIGNATURE PAGE TO
                                                              AMENDMENT NO. 1,
                                                          WAIVER AND AGREEMENT
                                                      dated September 30, 1998



To approve Amendment No. 1, Waiver and Agreement:

Name of Institution                 Orix USA Corporation

                           by  /s/ Hiroyuki Miyauchi
                              Name:  Hiroyuki Miyauchi
                              Title:    Executive Vice President

                                                             SIGNATURE PAGE TO
                                                              AMENDMENT NO. 1,
                                                          WAIVER AND AGREEMENT
                                                      dated September 30, 1998



To approve Amendment No. 1, Waiver and Agreement:

Name of Institution                 The Travelers Insurance Company

                           by  /s/ John W. Petchler
                              Name:  John W. Petchler
                              Title:    Second Vice President

                                                             SIGNATURE PAGE TO
                                                              AMENDMENT NO. 1,
                                                          WAIVER AND AGREEMENT
                                                      dated September 30, 1998



To approve Amendment No. 1, Waiver and Agreement:

Name of Institution                 KZH ING-3 LLC

                           by   /s/ Virginia Conway
                              Name:  Virginia Conway
                              Title:    Authorized Agent

                                                             SIGNATURE PAGE TO
                                                              AMENDMENT NO. 1,
                                                          WAIVER AND AGREEMENT
                                                      dated September 30, 1998



To approve Amendment No. 1, Waiver and Agreement:

Name of Institution                 KZH ING-2 LLC

                           by  /s/ Virginia Conway
                              Name:  Virginia Conway
                              Title:    Authorized Agent

                                                             SIGNATURE PAGE TO
                                                              AMENDMENT NO. 1,
                                                          WAIVER AND AGREEMENT
                                                      dated September 30, 1998



To approve Amendment No. 1, Waiver and Agreement:

Name of Institution                 KZH CNC LLC

                           by   /s/ Virginia Conway
                              Name:  Virginia Conway
                              Title:    Authorized Agent

                                                             SIGNATURE PAGE TO
                                                              AMENDMENT NO. 1,
                                                          WAIVER AND AGREEMENT
                                                      dated September 30, 1998



To approve Amendment No. 1, Waiver and Agreement:

Name of Institution                 KZH III LLC

                           by   /s/ Virginia Conway
                              Name:  Virginia Conway
                              Title:    Authorized Agent

                                                             SIGNATURE PAGE TO
                                                              AMENDMENT NO. 1,
                                                          WAIVER AND AGREEMENT
                                                      dated September 30, 1998



To approve Amendment No. 1, Waiver and Agreement:

Name of Institution                 Michigan National Bank

                           by   /s/ Joseph M. Redoutey
                              Name:  Joseph M. Redoutey
                              Title:    Relationship Manager

                                                             SIGNATURE PAGE TO
                                                              AMENDMENT NO. 1,
                                                          WAIVER AND AGREEMENT
                                                      dated September 30, 1998



To approve Amendment No. 1, Waiver and Agreement:

Name of Institution                 KeyBank National Association

                           by  /s/ J. T. Taylor
                              Name:  J.T. Taylor
                              Title:    Vice President

                                                             SIGNATURE PAGE TO
                                                              AMENDMENT NO. 1,
                                                          WAIVER AND AGREEMENT
                                                      dated September 30, 1998



To approve Amendment No. 1, Waiver and Agreement:

Name of Institution              Morgan Stanley Dean Witter Prime Income Trust

                           by   /s/ Peter Gewirtz
                              Name:  Peter Gewirtz
                              Title:    Authorized Signatory

                                                             SIGNATURE PAGE TO
                                                              AMENDMENT NO. 1,
                                                          WAIVER AND AGREEMENT
                                                      dated September 30, 1998



To approve Amendment No. 1, Waiver and Agreement:

Name of Institution                 The Bank of New York

                           by   /s/ William M. Barnum
                              Name:  William M. Barnum
                              Title:    Vice President

                                                             SIGNATURE PAGE TO
                                                              AMENDMENT NO. 1,
                                                          WAIVER AND AGREEMENT
                                                      dated September 30, 1998



To approve Amendment No. 1, Waiver and Agreement:

Name of Institution         Van Kampen American Capital Prime Rate Income Trust

                           by  /s/  Jeffrey Maillet
                              Name:  Jeffrey Maillet
                              Title:    Senior Vice President and Director

                                                             SIGNATURE PAGE TO
                                                              AMENDMENT NO. 1,
                                                          WAIVER AND AGREEMENT
                                                      dated September 30, 1998



To approve Amendment No. 1, Waiver and Agreement:

Name of Institution                 Van Kampen CLO I, Limited
                           by: Van Kampen American Capital Management Inc., as
                               Collateral Manager

                           by   /s/  Jeffrey Maillet
                              Name:  Jeffrey Maillet
                              Title:    Senior Vice President and Director

                                                             SIGNATURE PAGE TO
                                                              AMENDMENT NO. 1,
                                                          WAIVER AND AGREEMENT
                                                      dated September 30, 1998



To approve Amendment No. 1, Waiver and Agreement:

Name of Institution            Van Kampen American Capital Senior Income Trust

                           by    /s/  Jeffrey Maillet
                              Name:  Jeffrey Maillet
                              Title:    Senior Vice President and Director

                                                             SIGNATURE PAGE TO
                                                              AMENDMENT NO. 1,
                                                          WAIVER AND AGREEMENT
                                                      dated September 30, 1998



To approve Amendment No. 1, Waiver and Agreement:

Name of Institution                 AmSouth Bank

                           by    /s/ Bryan Grantham
                              Name:  Bryan Grantham
                              Title:    Commercial Banking Officer

                                                             SIGNATURE PAGE TO
                                                              AMENDMENT NO. 1,
                                                          WAIVER AND AGREEMENT
                                                      dated September 30, 1998



To approve Amendment No. 1, Waiver and Agreement:

Name of Institution      Bank of America National Trust and Savings Association

                           by   /s/ Steven K. Ahrenholz
                              Name:  Steven K. Ahrenholz
                              Title:    Vice President

                                                             SIGNATURE PAGE TO
                                                              AMENDMENT NO. 1,
                                                          WAIVER AND AGREEMENT
                                                      dated September 30, 1998



To approve Amendment No. 1, Waiver and Agreement:

Name of Institution                 Goldman Sach Credit Partners L.P.

                           by      /s/ Stephen B. King
                              Name:  Stephen B. King
                              Title:    Authorized Signatory

                                                             SIGNATURE PAGE TO
                                                              AMENDMENT NO. 1,
                                                          WAIVER AND AGREEMENT
                                                      dated September 30, 1998



To approve Amendment No. 1, Waiver and Agreement:

Name of Institution                 Credit Suisse First Boston

                           by   /s/ Kristin Lepri
                              Name:  Kristin Lepri
                              Title:    Associate

                           by  /s/ Chris T. Horgan
                              Name:  Chris T. Horgan
                              Title:    Vice President

                                                             SIGNATURE PAGE TO
                                                              AMENDMENT NO. 1,
                                                          WAIVER AND AGREEMENT
                                                      dated September 30, 1998



To approve Amendment No. 1, Waiver and Agreement:

Name of Institution                 Bank of Scotland

                           by   /s/ Janet Taffe
                              Name:  Janet Taffe
                              Title:    Asst. Vice President

                                                             SIGNATURE PAGE TO
                                                              AMENDMENT NO. 1,
                                                          WAIVER AND AGREEMENT
                                                      dated September 30, 1998



To approve Amendment No. 1, Waiver and Agreement:

Name of Institution                 Credit Agricole Indosuez

                           by     /s/ David Bouhl
                              Name:  David Bouhl
                              Title:    First Vice President, Head of Corporate
                               Banking Chicago

                                 /s/ Dean Balice
                              Name:  Dean Balice
                              Title:    Senior Vice President, Branch Manager

                                                             SIGNATURE PAGE TO
                                                              AMENDMENT NO. 1,
                                                          WAIVER AND AGREEMENT
                                                      dated September 30, 1998



To approve Amendment No. 1, Waiver and Agreement:

Name of Institution            Balanced High Yield Fund I Ltd.
                     by BHF-Bank Aktiengesellschaft acting through its New York
                              Branch as attorney-in-fact

                           by    /s/ John Sykes
                              Name:  John Sykes
                              Title:    Vice President

                              /s/ Thomas J. Scifo
                              Name:  Thomas J. Scifo
                              Title:    Asst. Vice President

                                                             SIGNATURE PAGE TO
                                                              AMENDMENT NO. 1,
                                                          WAIVER AND AGREEMENT
                                                      dated September 30, 1998



To approve Amendment No. 1, Waiver and Agreement:

Name of Institution       The Mitsubishi Trust and Banking Corporation

                           by  /s/ Beatrice E. Kossodo
                              Name:  Batrice E. Kossodo
                              Title:    Senior Vice President

                                                             SIGNATURE PAGE TO
                                                              AMENDMENT NO. 1,
                                                          WAIVER AND AGREEMENT
                                                      dated September 30, 1998



To approve Amendment No. 1, Waiver and Agreement:

Name of Institution       Dresdner Bank AG New York and Grand Cayman Branches

                           by    /s/ Brigitte Sacin
                              Name:  Brigitte Sacin
                              Title:    Assistant Treasurer

                                 /s/ Christopher E. Sarisky
                              Name: Christopher E. Sarisky
                              Title:    Assistant Vice President

                                                             SIGNATURE PAGE TO
                                                              AMENDMENT NO. 1,
                                                          WAIVER AND AGREEMENT
                                                      dated September 30, 1998



To approve Amendment No. 1, Waiver and Agreement:

Name of Institution                 The Industrial Bank of Japan, Limited

                           by    /s/ Walter R. Wolff
                              Name:  Walter R. Wolff
                              Title:    Joint General Manager

                                                             SIGNATURE PAGE TO
                                                              AMENDMENT NO. 1,
                                                          WAIVER AND AGREEMENT
                                                      dated September 30, 1998



To approve Amendment No. 1, Waiver and Agreement:

Name of Institution                 The Bank of Nova Scotia

                           by     /s/ F.C.H. Ashby
                              Name:  F.C.H. Ashby
                              Title: Senior Manager Loan Operations

                                                             SIGNATURE PAGE TO
                                                              AMENDMENT NO. 1,
                                                          WAIVER AND AGREEMENT
                                                      dated September 30, 1998



To approve Amendment No. 1, Waiver and Agreement:

Name of Institution                 The Long-Term Credit Bank of Japan, Limited,
                                    New York Branch

                           by     /s/ Koji Sasayama
                              Name:  Koji Sasayama
                              Title:    Deputy General Manager

                                                             SIGNATURE PAGE TO
                                                              AMENDMENT NO. 1,
                                                          WAIVER AND AGREEMENT
                                                      dated September 30, 1998



To approve Amendment No. 1, Waiver and Agreement:

Name of Institution                 Manufacturers and Traders Trust Company

                           by     /s/ Kevin B. Quinn
                              Name:  Kevin B. Quinn
                              Title:    Assistant Vice President

                                                             SIGNATURE PAGE TO
                                                              AMENDMENT NO. 1,
                                                          WAIVER AND AGREEMENT
                                                      dated September 30, 1998



To approve Amendment No. 1, Waiver and Agreement:

Name of Institution            Banque Nationale de Paris

                      by      /s/ Christine L. Howatt
                         Name:  Christine L. Howatt
                         Title: Vice President and Manager, Credit Department

                                                             SIGNATURE PAGE TO
                                                              AMENDMENT NO. 1,
                                                          WAIVER AND AGREEMENT
                                                      dated September 30, 1998



To approve Amendment No. 1, Waiver and Agreement:

Name of Institution                 Marine Midland Bank

                           by       /s/ Christopher F. French
                              Name: Christopher F. French
                              Title: Authorized Signatory

                                                             SIGNATURE PAGE TO
                                                              AMENDMENT NO. 1,
                                                          WAIVER AND AGREEMENT
                                                      dated September 30, 1998



To approve Amendment No. 1, Waiver and Agreement:

Name of Institution                 Comerica Bank

                           by    /s/ Michael T. Shea
                              Name:  Michael T. Shea
                              Title:    Vice President

                                                             SIGNATURE PAGE TO
                                                              AMENDMENT NO. 1,
                                                          WAIVER AND AGREEMENT
                                                      dated September 30, 1998



To approve Amendment No. 1, Waiver and Agreement:

Name of Institution                 National City Bank

                           by     /s/ Matthew R. Klinger
                              Name:  Matthew R.Klinger
                              Title:    Assistant Vice President

                                                             SIGNATURE PAGE TO
                                                              AMENDMENT NO. 1,
                                                          WAIVER AND AGREEMENT
                                                      dated September 30, 1998



To approve Amendment No. 1, Waiver and Agreement:

Name of Institution                 Mellon Bank, N.A.

                           by    /s/ Richard J. Scharch
                              Name:  Richard J. Scharch
                              Title:   Assistant Vice President

                                                             SIGNATURE PAGE TO
                                                              AMENDMENT NO. 1,
                                                          WAIVER AND AGREEMENT
                                                      dated September 30, 1998



To approve Amendment No. 1, Waiver and Agreement:

Name of Institution                 FirstTrust Bank

                           by    /s/ E.A. D'Ancona
                              Name:  E.A. D'Ancona
                              Title: Executive Vice President

                                                             SIGNATURE PAGE TO
                                                              AMENDMENT NO. 1,
                                                          WAIVER AND AGREEMENT
                                                      dated September 30, 1998



To approve Amendment No. 1, Waiver and Agreement:

Name of Institution     Archimedes Funding, L.L.C.
                        by ING Capital Advisors, Inc.,
                           as Collateral Manager

                           by   /s/ Jane Musser Nelson
                              Name:  Jane Musser Nelson
                              Title: Senior Vice President

                                                             SIGNATURE PAGE TO
                                                              AMENDMENT NO. 1,
                                                          WAIVER AND AGREEMENT
                                                      dated September 30, 1998



To approve Amendment No. 1, Waiver and Agreement:

Name of Institution   ING High Income Principal Preservation Fund Holdings, LDC
                           by ING Capital Advisors, Inc.,
                                as Investment Advisor

                           by   /s/ Jane Musser Nelson
                              Name:  Jane Musser Nelson
                              Title: Senior Vice President

                                                             SIGNATURE PAGE TO
                                                              AMENDMENT NO. 1,
                                                          WAIVER AND AGREEMENT
                                                      dated September 30, 1998



To approve Amendment No. 1, Waiver and Agreement:

Name of Institution                 NBD Bank

                           by  /s/ Mark L. McClure
                              Name:  Mark L. McClure
                              Title: Vice President

                                                             SIGNATURE PAGE TO
                                                              AMENDMENT NO. 1,
                                                          WAIVER AND AGREEMENT
                                                      dated September 30, 1998



To approve Amendment No. 1, Waiver and Agreement:

Name of Institution                 The First National Bank of Chicago

                           by   /s/ Glenn A. Currin
                              Name:  Glenn A. Currin
                              Title: Vice President

                                                             SIGNATURE PAGE TO
                                                              AMENDMENT NO. 1,
                                                          WAIVER AND AGREEMENT
                                                      dated September 30, 1998



To approve Amendment No. 1, Waiver and Agreement:

Name of Institution                 Paribas

                           by    /s/ Ann B. McAloon
                              Name:  Ann B. McAloon
                              Title: Vice President